Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the YCG Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the YCG Funds for the year ended November 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of YCG Funds for the stated period.

/s/ Brian A. Yacktman Brian A. Yacktman President (Principal Executive Officer), YCG Funds	/s/ William D. Kruger William D. Kruger Treasurer (Principal Financial Officer), YCG Funds

Dated: 01/26/2024	Dated: 01/26/2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by YCG Funds for purposes of Section 18 of the Securities Exchange Act of 1934.